                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of Earliest Event Reported) April 3, 2002
                                                 -------------

                    Registrant, State of Incorporation,
Commission File     Address of Principal Executive Offices       I.R.S. employer
Number              and Telephone Number                         Identification Number
1-8788              SIERRA PACIFIC RESOURCES                     88-0198358
                    P.O. Box 10100 (6100 Neil Road)
                    Reno, Nevada 89520-0400 (89511)
                    (775) 834-4011

1-4698              NEVADA POWER COMPANY                         88-0045330
                    6226 West Sahara Avenue
                    Las Vegas, Nevada 89146
                    (702) 367-5000

0-508               SIERRA PACIFIC POWER COMPANY                 88-0044418
                    P.O. Box 10100 (6100 Neil Road)
                    Reno, Nevada 89520-0400 (89511)
                    (775) 834-4011


                                      None
--------------------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report)

Item 5.  Other Events

     On April 3, 2002, Sierra Pacific Resources issued a press release announcing that its subsidiary, Nevada Power Company, plans to file a petition for rehearing and/or reconsideration of the order of the Public Utilities Commission of Nevada issued last week denying nearly half of Nevada Power Company's deferred energy expenses from 2001. Sierra Pacific Resources also announced that in response to the order, it is delaying two major projects and curtailing others that will reduce capital expenses by at least $125 million this year.

     A copy of the press release, dated April 3, 2002, is attached as Exhibit
99.1 hereto.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Businesses Acquired

              Not required

         (b)  Pro forma financial information

              Not required

         (c)  Exhibits

              99.1 Sierra Pacific Resources - Press Release issued April 3, 2002

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

                                Sierra Pacific Resources
                                ------------------------
                                (Registrant)



Date:  April 3, 2002            By: /s/ Dennis D. Schiffel
                                    ----------------------
                                    Dennis D. Schiffel
                                    Senior Vice President and Chief Financial
                                     Officer

                                Nevada Power Company
                                --------------------
                                (Registrant)



Date:  April 3, 2002            By: /s/ Dennis D. Schiffel
                                    ---------------------
                                    Dennis D. Schiffel
                                    Senior Vice President and Chief Financial
                                     Officer

                                 Sierra Pacific Power Company
                                 ----------------------------
                                 (Registrant)



Date:  April 3, 2002            By: /s/ Dennis D. Schiffel
                                     ----------------------
                                    Dennis D. Schiffel
                                    Senior Vice President and Chief Financial
                                     Officer

                                  Exhibit Index

Exhibit  99.1

         Sierra Pacific Resources - Press Release issued April 3, 2002.